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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 2, 2006

                              ARGONAUT GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-14950                   95-4057601
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


              10101 Reunion Place, Suite 500, San Antonio, TX 78216
               (Address of principal executive offices) (Zip Code)

                                 (210) 321-8400
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2006, Argonaut Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

     99.1 Press Release issued by Argonaut Group, Inc. dated November 2, 2006







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ARGONAUT GROUP, INC.

                                            By: /s/ Mark W. Haushill
                                                --------------------------------
                                                    Mark W. Haushill
                                                Corporate Senior Vice President,
                                                        Treasurer and
                                                    Chief Financial Officer


Date: November 3, 2006